SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 8, 2019

CLEARSIGN COMBUSTION CORPORATION

(Exact name of registrant as specified in Charter)

Washington	001-35521	26-2056298
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12870 Interurban Avenue South

Seattle, Washington 98168

(Address of Principal Executive Offices)

206-673-4848

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	CLIR	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.

On May 8, 2019, ClearSign Combustion Corporation (the “Company”) held a conference call announcing its preliminary first quarter 2019 financial results and other business related information provided by the Company’s Chief Executive Officer. A transcript of this conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information set forth in Item 2.02 of this Current Report on Form 8-K and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K for the year ended December 31, 2018 filed on March 12, 2019 and all other filings with the Securities and Exchange Commission after that date. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, or revise forward-looking unless required by law

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2019, the Company’s Board of Directors adopted, and on May 8, 2019 our shareholders approved, an amendment (the “Amendment”) to the ClearSign Combustion Corporation 2011 Equity Incentive Plan (the “Plan”). The Amendment (i) increases the number of shares of common stock reserved in the Plan for awards to participants by 1,231,593 shares, to a total of 4,003,839 shares of common stock, representing approximately 15% of the number of shares of the Company’s common stock outstanding and (ii) increases the number of shares of common stock issued pursuant to the evergreen provision, if any, to the lesser of 15% of any new shares issued by the Company during the quarter immediately prior to the adjustment date or such lesser amount as the Board shall determine.

The above summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02 in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2019, the Company held its 2019 annual meeting of shareholders (the “Annual Meeting”). A total of 24,502,441 shares of common stock, constituting a quorum, were represented in person or by proxies at the Annual Meeting.

At the Annual Meeting, the Company reported the votes on proposals 1, 2, 3, 5 and 6. To allow additional time for shareholders to vote on proposal 4, which asks shareholders to approve an amendment to the Company’s articles of incorporation to specify the threshold of shareholder votes required to call a special meeting, the Company adjourned the meeting until noon local time on June 4, 2019 (the “Adjournment Date”). The Company will amend this Current Report on Form 8-K to report the results of the vote on proposal 4 following the Adjournment Date. The final results for proposals 1, 2, 3, 5 and 6 which, along with proposal 4, are described in detail in the definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2019, are as follows:

Proposal 1. Each of the following nominees was elected to serve as a director until the election and qualification of his or her successor.

Nominee Name	For	Withheld	Broker Non-Votes

Robert T. Hoffman	13,120,017	775,653	10,606,771
Lon E. Bell, Ph.D.	13,147,569	748,101	10,606,771
Susanne L. Meline	12,627,733	1,267,937	10,606,771
James M. Simmons	13,627,803	267,867	10,606,771
Bruce A. Pate	13,627,497	268,173	10,606,771

Proposal 2. The shareholders approved, on an advisory basis, Gumbiner Savett Inc. as the Company’s independent registered public accounting firm for the year ended December 31, 2019.

For	Against	Abstentions	Broker Non-Votes

23,385,564	1,103,744	13,133	0

Proposal 3. The shareholders approved an amendment to the ClearSign Combustion Corporation 2011 Equity Incentive Plan to increase the number of shares of common stock reserved for awards.

For	Against	Abstentions	Broker Non-Votes

11,155,434	2,714,515	25,701	10,606,771

Proposal 5. The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes

12,123,367	1,693,286	79,017	10,606,771

Proposal 6. The shareholders approved one or more adjournments of the Annual Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve proposal 3 and/or proposal 4, or in the absence of a quorum.

For	Against	Abstentions	Broker Non-Votes

12,435,010	1,444,518	16,142	11,878,175

Item 7.01	Regulation FD Disclosure.

The information included in Item 2.02 above is incorporated into this Item 7.01 in its entirety.

The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the ClearSign Combustion Corporation 2011 Equity Incentive Plan
99.1	Transcript of conference call held on May 8, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2019

CLEARSIGN COMBUSTION CORPORATION

By:	/s/ Brian Fike
Brian Fike
Interim Chief Financial Officer